UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2016

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

	Shares	Value

Common Stocks—89.2%

Consumer Discretionary—27.3%

Auto Components—4.2%
Bharat Forge Ltd.	72,324	$808,763

Cub Elecparts, Inc.	234,000	2,666,518

Hota Industrial Manufacturing Co. Ltd.	1,402,149	6,599,234

		10,074,515

Automobiles—0.5%
Brilliance China Automotive Holdings Ltd.	1,118,000	1,078,860

Diversified Consumer Services—7.0%
China Maple Leaf Educational Systems Ltd.	3,906,000	3,560,105

Fu Shou Yuan International Group Ltd.[1]	3,971,000	2,832,541

New Oriental Education & Technology Group, Inc., Sponsored ADR	112,050	4,734,112

TAL Education Group, ADR[2]	100,990	5,394,886

		16,521,644

Hotels, Restaurants & Leisure—6.0%
Alsea SAB de CV	1,080,862	4,095,818

China Lodging Group Ltd., ADR	61,864	2,097,808

Genting Hong Kong Ltd.	1,987,000	625,867

Genting Malaysia Bhd	1,205,000	1,286,716

Jollibee Foods Corp.	309,393	1,556,622

Mandarin Oriental International Ltd.	720,000	1,040,339

Minor International PCL	303,800	333,776

Syngene International Ltd.[3]	555,596	3,207,582

		14,244,528

Household Durables—0.6%
Cuckoo Electronics Co. Ltd.	2,523	377,762

Symphony Ltd.	30,433	1,108,597

		1,486,359

	Shares	Value

Internet & Catalog Retail—1.2%
Vipshop Holdings Ltd., ADR[2]	240,440	$2,805,935

Media—1.2%
Global Mediacom Tbk PT	17,787,500	1,294,028

Smiles SA	145,500	1,625,077

		2,919,105

Specialty Retail—1.2%
JUMBO SA2	160,437	2,196,934

Shanghai La Chapelle Fashion Co. Ltd., Cl. H3	450,800	597,528

		2,794,462

Textiles, Apparel & Luxury Goods—5.4%
Arvind Ltd.	768,075	3,631,203

Cosmo Lady China Holdings Co. Ltd.[3]	2,224,000	1,586,474

Eclat Textile Co. Ltd.	185,988	1,987,936

Fila Korea Ltd.	20,479	1,574,934

HOSA International Ltd.	9,266,000	3,025,176

Page Industries Ltd.	4,689	953,374

		12,759,097

Consumer Staples—8.6%

Food & Staples Retailing—3.5%
Almacenes Exito SA	79,624	391,551

Jeronimo Martins SGPS SA	215,482	3,486,523

President Chain Store Corp.	265,000	2,006,092

Raia Drogasil SA	46,700	746,197

Sumber Alfaria Trijaya Tbk PT	41,299,709	1,814,066

		8,444,429

Food Products—1.1%
Kaveri Seed Co. Ltd.	281,412	1,829,715

Standard Foods Corp.	247,000	588,409

Vietnam Dairy Products JSC	30,000	190,106

		2,608,230

Personal Products—4.0%
Amorepacific Corp.	12,339	4,321,123

Cosmax, Inc.	17,601	2,294,593

Karex Bhd	4,226,250	2,311,118

1    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Personal Products (Continued)

Kolmar BNH Co. Ltd.	15,394	$499,461

		9,426,295

Financials—12.7%

Commercial Banks—6.5%
3SBio, Inc.[2,3]	1,967,500	1,943,621

BGEO Group plc	104,654	3,811,518

Capitec Bank Holdings Ltd.	50,065	1,890,380

Commercial Bank of Ceylon plc	1,778,816	1,537,914

Commercial International Bank Egypt SAE	719,212	3,447,050

NUTRIBIOTECH Co. Ltd.[2]	42,263	2,775,729

		15,406,212

Consumer Finance—3.6%
Gentera SAB de CV	2,132,422	3,871,617

Shriram Transport Finance Co. Ltd.	268,553	4,692,866

		8,564,483

Diversified Financial Services—1.2%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	255,700	1,126,507

Moscow Exchange (The)[2]	971,642	1,608,522

		2,735,029

Insurance—1.4%
Anadolu Hayat Emeklilik AS	499,974	864,719

Sanlam Ltd.	287,936	1,137,604

Sul America SA	315,900	1,309,548

		3,311,871

Health Care—14.4%

Biotechnology—7.0%
Biocon Ltd.	583,367	6,190,796

Cell Biotech Co. Ltd.	17,547	932,038

Medy-Tox, Inc.	16,125	5,918,760

Seegene, Inc.[2]	89,070	2,654,920

Taiwan Liposome Co. Ltd.[2]	213,000	848,373

		16,544,887

	Shares	Value

Health Care Providers & Services—2.8%
Bumrungrad Hospital PCL	395,000	$2,178,167

Odontoprev SA	408,100	1,265,995

Sinopharm Group Co. Ltd., Cl. H	714,800	3,301,246

		6,745,408

Pharmaceuticals—4.6%
Ajanta Pharma Ltd.	139,210	3,140,726

Aspen Pharmacare Holdings Ltd.[2]	87,658	1,793,029

Caregen Co. Ltd.	7,357	707,931

Celltrion, Inc.[2]	37,122	3,051,238

Glenmark
Pharmaceuticals Ltd.	171,361	2,167,792

		10,860,716

Industrials—7.7%

Air Freight & Couriers—0.9%
Kerry Logistics Network Ltd.	1,380,500	2,047,781

Commercial Services & Supplies—1.0%
KRUK SA	51,361	2,492,682

Electrical Equipment—0.4%
Voltronic Power Technology Corp.	74,000	1,027,327

Industrial Conglomerates—0.9%
John Keells Holdings plc	1,996,289	2,104,388

Machinery—0.7%
Grupo Rotoplas SAB de CV	911,805	1,641,637

Professional Services—1.1%
Sporton International, Inc.	480,000	2,560,156

Road & Rail—1.0%
Blue Bird Tbk PT	3,749,800	1,111,918

Localiza Rent a Car SA	139,200	1,280,828

		2,392,746

Trading Companies & Distributors—1.0%
Ace Hardware Indonesia Tbk PT	40,261,600	2,445,370

2    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value

Transportation Infrastructure—0.7%
International Container Terminal Services, Inc.	1,280,250	$1,546,540

Information Technology—14.2%

Electronic Equipment, Instruments, & Components—4.0%
AAC Technologies Holdings, Inc.	501,500	4,052,079

Largan Precision Co. Ltd.	47,000	3,893,251

Sunny Optical Technology Group Co. Ltd.	460,000	1,587,550

		9,532,880

IT Services—3.9%
Mindtree Ltd.	300,255	2,946,562

My EG Services Bhd	12,411,700	6,250,630

		9,197,192

Semiconductors & Semiconductor Equipment—2.8%
eMemory Technology, Inc.	352,000	3,528,468

Hermes Microvision, Inc.	89,000	3,137,863

		6,666,331

Software—2.3%
Com2uSCorp[2]	8,018	877,918

GOLFZON Co. Ltd.	9,588	557,776

Logo Yazilim Sanayi Ve Ticaret AS2	96,582	1,852,643

NCSoft Corp.	11,270	2,264,989

		5,553,326

Technology Hardware, Storage & Peripherals—1.2%
Catcher Technology Co. Ltd.	363,000	2,743,377

	Shares	Value

Materials—4.3%

Chemicals—1.9%
Bloomage BioTechnology Corp. Ltd.	2,495,000	$4,632,125

Construction Materials—2.1%
Cementos Argos SA	710,773	2,676,609

Indocement Tunggal Prakarsa Tbk PT	1,372,500	1,671,126

Shree Cement Ltd.	2,817	560,329

		4,908,064

Metals & Mining—0.3%
Alrosa PAO	653,816	695,909

Total Common Stocks
(Cost $200,601,841)		211,519,896

Preferred Stock—0.8%
Banco Davivienda SA, Preference (Cost $2,579,852)	217,100	1,840,188

Investment Company—9.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[4,5] (Cost $21,787,780)	21,787,780	21,787,780

Total Investments,at Value (Cost $224,969,473)	99.2%	235,147,864

Net Other Assets (Liabilities)	0.8	1,859,145

Net Assets	100.0%	$237,007,009

Footnotes to Statement of Investments

1. Restricted security. The aggregate value of restricted securities at period end was $2,832,541, which represents 1.20% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Fu Shou Yuan International Group Ltd.	9/25/15-3/14/16	$2,793,370	$2,832,541	$39,171

2. Non-income producing security.

3    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,335,205 or 3.09% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	11,250,190	119,601,504	109,063,914	21,787,780
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$21,787,780	$52,363

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$43,230,046	18.4%
Taiwan	31,587,003	13.4
India	31,238,304	13.3
South Korea	28,809,173	12.2
United States	21,787,780	9.3
Malaysia	9,848,464	4.2
Mexico	9,609,071	4.1
Indonesia	8,336,509	3.5
Brazil	7,354,152	3.1
Colombia	4,908,348	2.1
South Africa	4,821,013	2.0
Georgia	3,811,518	1.6
Hong Kong	3,713,987	1.6
Sri Lanka	3,642,302	1.5
Portugal	3,486,523	1.5
Egypt	3,447,050	1.5
Philippines	3,103,162	1.3
Turkey	2,717,362	1.2
Thailand	2,511,943	1.1
Poland	2,492,682	1.1
Russia	2,304,432	1.0
Greece	2,196,934	0.9
Vietnam	190,106	0.1

Total	$235,147,864	100.0%

4    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

6    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

7    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$15,032,741	$49,651,764	$—	$64,684,505
Consumer Staples	—	20,478,954	—	20,478,954
Financials	—	30,017,595	—	30,017,595
Health Care	—	34,151,011	—	34,151,011
Industrials	1,546,540	16,712,087	—	18,258,627
Information Technology	—	33,693,106	—	33,693,106
Materials	—	10,236,098	—	10,236,098
Preferred Stock	—	1,840,188	—	1,840,188
Investment Company	21,787,780	—	—	21,787,780

Total Assets	$38,367,061	$196,780,803	$—	$235,147,864

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

8    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$–	$(2,358,846)	$2,358,846	$–
Consumer
Staples	–	(187,103)	187,103	–
Financials	–	(4,550,927)	4,550,927	–
Health Care	–	(621,051)	621,051	–
Industrials	1,133,573	(619,329)	619,329	(1,133,573)
Materials	–	(1,326,252)	1,326,252	–
Preferred Stock	–	(1,333,810)	1,333,810	–

Total Assets	$1,133,573	$(10,997,318)	$10,997,318	$ (1,133,573)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

9    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

10    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$225,162,842
Federal tax cost of other investments	1,259,827

Total federal tax cost	$226,422,669

Gross unrealized appreciation	$31,539,963
Gross unrealized depreciation	(22,013,334)

Net unrealized appreciation	$9,526,629

11    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/13/2016